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EXHIBIT 32.1

                                CERTIFICATION OF
                CHIEF EXECUTIVE OFFICER & CHIEF FINANCIAL OFFICER
                               OF VCA ANTECH, INC.

      This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and accompanies this quarterly report on Form 10-Q (the "Report") for the period ended September 30, 2004 of VCA Antech, Inc. (the "Issuer").

      Each of the undersigned, who are the Chief Executive Officer and Chief Financial Officer, respectively, of VCA Antech, Inc., hereby certify that, to the best of each such officer's knowledge:

      (i)   the Report fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

      (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Dated: November 5, 2004

                                        /s/ ROBERT L. ANTIN
                                        -----------------------------
                                        Robert L. Antin
                                        Chief Executive Officer


                                        /s/ TOMAS W. FULLER
                                        -----------------------------
                                        Tomas W. Fuller
                                        Chief Financial Officer


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